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                          NEVADA POWER COMPANY
----------------------------------------------------------------NP-----------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 9, 1997


TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Nevada Power Company will be held at the Stardust Resort & Casino, Conference Center, 3000 Las Vegas Boulevard South, Las Vegas, Nevada, on Friday, May 9, 1997, at 2:00 P.M. for the following purposes:

1. To elect four directors to three-year terms and one director to a two-year term.

2. To consider and vote upon a shareholder recommendation to the Board of Directors concerning the Retirement Plan for Outside Directors.

3. To consider and act upon any other business that may properly be brought before the meeting.

     For easy access to the Annual Meeting room, entry from the Industrial Road entrance is recommended. Please see accompanying map.

     Guest rooms have been reserved at the Stardust Resort & Casino at a special rate for those Nevada Power Company Shareholders who wish to stay any day(s) between Thursday, May 8, and Saturday, May 10, 1997. To obtain this special rate, reservations must be made by APRIL 18, 1997 by calling the Stardust Resort & Casino at (800) 634-6757 or (702) 732-6111, asking for the Convention Desk and identifying yourself with the GROUP CODE NVPOW97.

     The close of business on March 13, 1997 has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

March 13, l997


                              Richard L. Hinckley
                              Richard L. Hinckley
                              Secretary



         --------------------------------------------------------------
        |    EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE   |
        |        SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT        |
        |             PROMPTLY IN THE ACCOMPANYING ENVELOPE            |
         --------------------------------------------------------------


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                              LOCATION OF 1997
                       ANNUAL MEETING OF SHAREHOLDERS


A map of the location of the 1997 Annual Meeting of Shareholders to be held at the Stardust Resort & Casino, Conference Center, is included in this space. The map shows the area of Las Vegas, Nevada including Sahara Avenue to the North, Tropicana Avenue to the South, Interstate 15 to the West and Paradise Road to the East, as well as the relative location of McCarran Airport and the roads that immediately surround the Stardust Resort and Casino.









































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                            NEVADA POWER COMPANY
                           6226 West Sahara Avenue
                                P.O. Box 230
                          Las Vegas, Nevada   89151
                           _______________________


                               PROXY STATEMENT


     The enclosed proxy for the 1997 Annual Meeting of Shareholders is solicited by the Board of Directors of Nevada Power Company (the "Company") and it may be revoked by written notice to the Secretary of the Company at any time prior to its use. All shares represented by valid proxies on the enclosed form, timely received by the Company, will be voted at the meeting or any adjourned session in the manner directed by the shareholder. If no direction is made, the proxy will be voted "FOR" the nominees for Director and "Yes" with respect to the shareholder recommendation.

     As of the close of business on March 13, 1997, there were outstanding and entitled to vote 49,189,692 shares of Common Stock. Only holders of Common Stock of record at the close of business on March 13, 1997 will be entitled to vote at the meeting.

     Each share of the Company's Common Stock is entitled to one vote. The total number of shares represented by individual proxies includes shares, if any, owned by shareholders and credited to their accounts under the Company's Stock Purchase and Dividend Reinvestment Plan. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company tabulates the votes. Broker non-votes are not counted for purposes of determining whether a proposal has been approved. The first mailing of the proxy and proxy statement to common shareholders will be on or about March 24, 1997.

     The cost of soliciting proxies in the enclosed form is being borne by the Company. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their reasonable expenses in doing so. Proxies also may be solicited personally or by telephone or telegraph by directors, officers, and a few regular employees of the Company in addition to their usual duties, but they will not be specially compensated for these services. The Company has retained Beacon Hill Partners, Inc., 90 Broad Street, New York, New York 10004 to aid in the solicitation of proxies by similar methods, for which Beacon Hill Partners, Inc. will receive a fee of $3,500, out-of-pocket expenses limited to a total of $2,000 and brokerage forwarding charges.

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                            ELECTION OF DIRECTORS

     The Company's Restated Articles of Incorporation currently provide for a classified board consisting of between three and twelve directors. At present, the Board of Directors (sometimes referred to herein as the "Board") consists of eleven members divided into three classes of four, three and four directors, respectively. One class of directors is elected at each Annual Meeting to serve a three-year term. Mrs. Cashman, the newest director, is nominated for a two-year term to allow as equal a number of directors as possible in each class. A brief biography of each nominee up for election at the 1997 Annual Meeting is presented below. Management recommends that shareholders vote "FOR" these nominees.

     The proxies solicited by and on behalf of the Board of Directors of the Company will be voted "FOR" the election of the nominees, unless authority to do so is withheld as provided in the enclosed proxy. Although it is not contemplated that any of the nominees will be unable to serve, in the event any nominee should not be available as a candidate for director at the time of the Annual Meeting, the persons named in the proxy will vote for a substitute who will be designated by the present Board of Directors to fill such vacancy.

     The following table sets forth biographical information for the five nominees for director and the other directors of the Company.

                            Principal Occupation and             Year First
                            Employment for the Past Five        Became Director
     Name              Age  Years and Other Information         /Term Expires
---------------------  ---  ----------------------------------  ---------------
Nominees for Director:

MARY KAYE CASHMAN      45   Chief Executive  Officer and  Vice    1997/1997
                            Chairman of  the Board  of Cashman
                            Equipment  Company   (one  of  the
                            oldest  and   largest  Caterpillar
                            dealers in  North America).   Mrs.
                            Cashman  has  been  involved  with
                            Cashman  Equipment  Company  since
                            1970, becoming  a director in 1982
                            and CEO  in 1995.    She  holds  a
                            degree   in   nursing   from   the
                            University of  Nevada,  Las  Vegas
                            and worked  as a  registered nurse
                            at University  Medical Center from
                            1982-1987  and   Sunrise  Hospital
                            from 1988-1995.   She   serves  on
                            the boards of the Nevada Test Site
                            Development  Corporation;   Mackay
                            School of  Mines Advisory  at  the
                            University of Nevada, Reno; Bishop
                            Gorman   High   School   Endowment
                            Foundation; and  McCaw  Elementary
                            School of  Mines Foundation.   She
                            is  a  member  of  the  Nominating
                            Committee   and    Pension    Fund
                            Committee.

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                            Principal Occupation and             Year First
                            Employment for the Past Five        Became Director
     Name              Age  Years and Other Information         /Term Expires
---------------------  ---  ----------------------------------  ---------------
JOHN L. GOOLSBY        55   President  and   Chief   Executive    1991/1997
                            Officer  of  The  Howard    Hughes
                            Corporation      (real      estate
                            investment  and  land  development
                            companies).   Mr.  Goolsby  became
                            affiliated with  The Howard Hughes
                            Corporation  in  l980  and  became
                            President in 1988.  Mr. Goolsby is
                            a  director  of  Bank  of  America
                            Nevada and  America West  Holdings
                            Corporation.   Mr.  Goolsby  is  a
                            graduate  of   the  University  of
                            Texas at Arlington and a Certified
                            Public Accountant.  He is a member
                            of   the    Executive   Committee,
                            Compensation Committee  and  Audit
                            Committee.


JERRY E. HERBST        59   Chief   Executive    Officer    of    1990/1997
                            Terrible   Herbst,    Inc.    (gas
                            station,  car   wash,  convenience
                            store  chain)  and  Herbst  Supply
                            Co.,    Inc.    (wholesale    fuel
                            distribution),        family-owned
                            businesses for which he has worked
                            since  l959.    Mr.  Herbst  is  a
                            general partner  of the Gold Coast
                            Hotel &  Casino and  a director of
                            Bank of America Nevada. Mr. Herbst
                            is a graduate of the University of
                            Southern  California.      He   is
                            Chairman   of    the    Nominating
                            Committee  and  a  member  of  the
                            Compensation Committee.

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                            Principal Occupation and             Year First
                            Employment for the Past Five        Became Director
     Name              Age  Years and Other Information         /Term Expires
---------------------  ---  ----------------------------------  ---------------
FRANK E. SCOTT         77   Chairman of  the Board  and  Chief    1972/1997
                            Executive Officer of First Western
                            Financial   Corporation   (holding
                            company  of  a  savings  and  loan
                            association) until  his retirement
                            in 1988.  Mr. Scott is Chairman of
                            the Board  of Sports Media Network
                            and until  recently, was  Chairman
                            of   the    Board   of    American
                            Wollastonite  Mining  Corporation.
                            Previously he was also Chairman of
                            the Board  and CEO  of  the  Scott
                            Corporation,     developer     and
                            operator of the Union Plaza Hotel.
                            He   is    a   member    of    the
                            Compensation Committee and Pension
                            Fund Committee.

JELINDO A. TIBERTI     77   Chairman of the  Board  of  J.  A.    1963/1997
                            Tiberti Construction Company, Inc.
                            Mr.   Tiberti   is  a   Registered
                            Professional   Engineer.   He   is
                            Chairman   of  the  Pension   Fund
                            Committee  and  a  member  of  the
                            Executive      Committee       and
                            Compensation Committee.

Other Directors:

FRED D. GIBSON, JR.    69   Chairman,     President,     Chief    1978/1998
                            Executive Officer  and a  director
                            of  American  Pacific  Corporation
                            (manufacturer  of   chemicals  and
                            pollution   abatement   equipment;
                            real  estate   development).   Mr.
                            Gibson has  been  affiliated  with
                            American Pacific  Corporation  and
                            its      predecessor,      Pacific
                            Engineering  &   Production   Co.,
                            since  l956.   Mr.  Gibson   is  a
                            graduate  of   the  University  of
                            Nevada  and   holds  a  degree  in
                            Metallurgical Engineering.   He is
                            Chairman of  the  Audit  Committee
                            and  a  member  of  the  Executive
                            Committee      and      Nominating
                            Committee.

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                            Principal Occupation and             Year First
                            Employment for the Past Five        Became Director
     Name              Age  Years and Other Information         /Term Expires
---------------------  ---  ----------------------------------  ---------------
CONRAD L. RYAN         72   Elected President  of the  Company    1978/1998
                            in 1978,  Chief Executive  Officer
                            of  the   Company  in   l979   and
                            Chairman of the Board in l982. Mr.
                            Ryan retired  from the Company and
                            from  the   positions   of   Chief
                            Executive Officer  and Chairman of
                            the Board  in l989.  Mr. Ryan is a
                            graduate of the University of Utah
                            and is  a Registered  Professional
                            Engineer. He  is a  member of  the
                            Executive  Committee  and  Pension
                            Fund Committee.

ARTHUR M. SMITH        74   Prior to  his retirement  in 1984,    1959/1998
                            Chairman of  the  Board  of  First
                            Interstate Bank  of  Nevada,  N.A.
                            Mr. Smith  is a  director of  John
                            Deere Insurance  Group and  the W.
                            M.  Keck   Foundation.     He   is
                            Chairman   of   the   Compensation
                            Committee  and  a  member  of  the
                            Audit Committee  and Pension  Fund
                            Committee.

MARY LEE COLEMAN       60   President of  Coleman  Enterprises    1980/1999
                            (developer of shopping centers and
                            industrial parks).   Mrs.  Coleman
                            is a graduate of the University of
                            Southern California.    She  is  a
                            member of the Audit Committee  and
                            Pension Fund Committee.

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                            Principal Occupation and             Year First
                            Employment for the Past Five        Became Director
     Name              Age  Years and Other Information         /Term Expires
---------------------  ---  ----------------------------------  ---------------
CHARLES A. LENZIE      59   Chairman of  the Board,  President    1983/1999
                            and Chief Executive Officer of the
                            Company.  Mr.  Lenzie  joined  the
                            Company in 1974 as Vice President-
                            Finance.   He was  elected  Senior
                            Vice     President-Finance     and
                            Accounting  Services  in  December
                            1979;  President  on  February  l,
                            l983 and Chairman of the Board and
                            Chief Executive  Officer on May l,
                            l989.   On August  10,  1995,  Mr.
                            Lenzie also  assumed the  position
                            of President  and Chief  Operating
                            Officer.  Mr. Lenzie is a director
                            of  Bank  of  America  Nevada  and
                            Stewart Title  Company of  Nevada.
                            Mr. Lenzie  is a  graduate of  the
                            University  of   Illinois  and   a
                            Certified Public  Accountant.   He
                            is  Chairman   of  the   Executive
                            Committee.

JOHN F. O'REILLY       51   Chairman/CEO of  the law  firm  of    1995/1999
                            Keefer,  O'Reilly,   Ferrario  and
                            Lubbers.   Mr.  O'Reilly  is  also
                            Chairman   and   Chief   Executive
                            Officer  of  the  O'Reilly  Gaming
                            Group and  is Chairman  of the Las
                            Vegas    Chamber    of    Commerce
                            Foundation. Mr.  O'Reilly received
                            his Juris Doctorate and accounting
                            degrees from  St. Louis University
                            and his MBA from the University of
                            Nevada, Las Vegas.  He is a member
                            of   the   Audit   Committee   and
                            Nominating Committee.

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                    COMMITTEES OF THE BOARD OF DIRECTORS

     The Committees of the Board of Directors are the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating Committee and the Pension Fund Committee. The major functions of these Committees are described briefly below.

EXECUTIVE COMMITTEE

     Except for certain powers which, under Nevada law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Company.

AUDIT COMMITTEE

     The Audit Committee recommends to the Board of Directors the appointment of the independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. The Audit Committee discusses matters of concern to the Committee, the independent public accountants or management relating to the Company's financial statements or other results of the audit. It also meets with the Company's Director of Internal Audit regarding internal auditing matters and controls.

COMPENSATION COMMITTEE

     The  Compensation   Committee  reviews   and  recommends  to  the  Board
compensation for officers.

NOMINATING COMMITTEE

     The Nominating Committee is empowered to consider and review the qualifications of potential nominees for directors and to recommend to the Board of Directors a slate of nominees for election as directors at the Annual Meeting of Shareholders and, when vacancies occur, candidates for election by the Board of Directors. The Committee will consider nominees recommended by shareholders; written recommendations must be received by the Secretary of the Company not less than thirty days nor more than sixty days prior to the meeting at which directors are to be elected.

PENSION FUND COMMITTEE

     The Pension Fund Committee oversees the investment of the assets of the Company's Qualified Retirement Plan.

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                           MEETINGS AND ATTENDANCE

     During 1996, the Company's Board of Directors met 11 times, the Executive Committee met 8 times, the Audit Committee and the Compensation Committee each met twice while the Pension Fund Committee and the Nominating Committee each met once.

     During 1996, no director attended less than 75% of the aggregate meetings of the Board of Directors and Committees on which he or she served.

                            DIRECTOR COMPENSATION

     No director who receives a salary from the Company is paid any fees to serve as a director or as a member of any committee of the Board of Directors. Those directors not receiving salaries from the Company (the "Outside Directors") are paid an annual fee of $20,000 plus $1,000 for each directors' meeting attended; an annual fee of $10,000 for serving on the Executive Committee; $1,000 per meeting attended for serving on the Audit Committee, the Compensation Committee, the Nominating Committee, or the Pension Fund Committee and an additional $400 per meeting for serving as Committee Chairman. In addition, the Company provides a $20,000 term life insurance benefit for each of the Outside Directors.

                      SECURITY OWNERSHIP OF MANAGEMENT

     The following table presents certain information regarding the Company's Common Stock beneficially owned by each director, the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year 1996, and all directors and executive officers of the Company as a group as of December 31, 1996:

                                                  Amount and
                                                  Nature of
                                                  Beneficial     Percent of
     Name                                         Ownership       Class
     ----                                       ------------     ----------
     Mary Kaye Cashman ........................    7,921(1)         .016%
     Mary Lee Coleman .........................  321,297(2)         .659%
     Fred D. Gibson, Jr. ......................    7,217(3)         .015%
     John L. Goolsby...........................    2,384(4)         .005%
     Jerry E. Herbst...........................    5,100(5)         .010%
     Charles A. Lenzie ........................   12,209(6)(16)     .025%
     John F. O'Reilly..........................    1,000(7)         .002%
     Conrad L. Ryan ...........................    6,612(8)         .014%
     Frank E. Scott ...........................    6,363(5)         .013%
     Arthur M. Smith ..........................    1,200(9)         .002%
     Jelindo A. Tiberti .......................    2,000(10)        .004%
     David G. Barneby .........................    4,427(11)(16)    .009%
     Cynthia K. Gilliam .......................    3,095(12)(16)    .006%
     Richard L. Hinckley ......................    2,584(13)(16)    .005%
     Steven W. Rigazio.........................    6,633(14)(16)    .013%
     All Directors & Executive Officers as a
       Group (16 individuals)(17)..............  393,039(15)(16)    .806%

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(1)  6,300 shares held in street name; balance held in shareholder's name.

(2)  158,402 shares held in shareholder's name; balance held in family trust.

(3)  4,600 shares held in street name; balance held in shareholder's name.

(4)  2,000 shares held in street name; balance held in shareholder's name.

(5)  Held in shareholder's name.

(6)  7,395 shares held in street name; balance held in shareholder's name.

(7)  Held in street name.

(8)  200 shares held in street name; balance held in shareholder's name.

(9)  1,000 shares held in street name; balance held in family trust.

(10) 1,250 shares held in street name; balance held in name of controlled corporation.

(11) 1,136 shares held in street name; 1,712 shares held in shareholder's name; balance held in trust.

(12) 1,478 shares held in street name; balance held in shareholder's name.

(13) 1,495 shares held in shareholder's name; balance held in custodial trust.

(14) 1,394 shares held in shareholder's name; balance held in family trust.

(15) Includes 750 shares held in the name of controlled corporation; 26,359 shares held in street name; 171,002 shares held in trust and 194,928 shares held in shareholders' names.

(16) Of the shares shown, 2,330 shares beneficially owned by Mr. Lenzie, 1,712 shares beneficially owned by Mr. Barneby, 1,617 shares beneficially owned by Mrs. Gilliam, 1,487 shares beneficially owned by Mr. Hinckley, 1,394 shares beneficially owned by Mr. Rigazio, and 11,536 of the shares beneficially owned by all directors and executive officers as a group are held in the Company's 401(k) Plan for the benefit of such shareholders. These shares are fully vested. All shares of Company Common Stock held in the Company's 401(k) Plan are subject to shared voting power with the trustee of the 401(k) Plan.

(17) None of the directors or executive officers own any of the Company's outstanding Cumulative Preferred Stock or Preference Stock.

     The management of the Company does not know of any shareholder holding more than 5% of the Company's Common Stock.

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                           EXECUTIVE COMPENSATION

     The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year 1996, as well as the total compensation paid to each such individual for the Company's two previous years.

                       SUMMARY COMPENSATION TABLE (5)

                                  Annual Compensation
                           ---------------------------------
Name and Principal                             Other Annual     All Other
Position              Year Salary(1) Bonus(2) Compensation(3) Compensation(4)
-------------------   ---- --------- -------- --------------  --------------
Charles A. Lenzie     1996  $404,616 $143,500    $ 6,866          $4,500
 Chairman of the      1995   405,991      -0-      7,252           4,500
 Board, President     1994   372,750  109,030      7,666           4,500
 and Chief Executive
 Officer,Director

Steven W. Rigazio     1996   190,154   48,750     11,736           4,500
 Vice President,      1995   184,000    8,000     10,571           4,500
 Finance and Plan-    1994   166,121   31,978      8,646           4,500
 ning, Treasurer,
 Chief Financial
 Officer

Cynthia K. Gilliam    1996   181,192   43,750     14,555           4,500
 Vice President,      1995   179,000    8,000      8,310           4,500
 Retail Customer      1994   162,125   31,868     11,116           4,500
 Operations

David G. Barneby      1996   180,014   42,504     11,739           4,500
 Vice President,      1995   174,318    8,000      8,143           4,500
 Power Delivery       1994   153,632   30,342      9,559           4,327

Richard L. Hinckley   1996   159,616   41,250      9,481           3,609
 Vice President,      1995   151,000    8,000      9,017           3,445
 Secretary and        1994   139,163   27,485      8,458           3,395
 General Counsel


(1) Includes lump sum payments, in 1996, of $7,000 for Mrs. Gilliam and $10,000 for Mr. Barneby. Also includes lump sum payments, in 1995, of $16,000 for Mr. Lenzie; $7,000 for Mr. Rigazio; $7,000 for Mrs. Gilliam; $7,000 for Mr. Barneby and $6,000 for Mr. Hinckley.

(2) Amounts awarded under the Short-Term Incentive Plan for the respective fiscal years.

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(3)  These amounts  represent the  personal use  of Company  automobiles  and reimbursement for payment of taxes thereon.

(4) These amounts represent the Company's contribution to the Company's 401(k) Plan.

(5) The number and value of the aggregate performance restricted shares under the Company's Long-Term Incentive Plan as of December 31, 1996, are 16,502 shares and $338,291 for Mr. Lenzie; 4,681 shares and $95,961 for Mr. Rigazio; 4,549 shares and $93,255 for Mrs. Gilliam; 4,352 shares and $89,216 for Mr. Barneby; and 3,835 shares and $78,618 for Mr. Hinckley, respectively.

            LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

                    Performance      Estimated Future Payouts under
                    or Other Period  Non-Stock Price-Based Plans
                    Until Maturation ----------------------------------------
Name                or Payout        Threshold(#)  Target(#)     Maximum(#)
------------------- ---------------- ------------  ------------  ------------
Charles A. Lenzie.. Three Years      3,506 shares  7,011 shares  8,764 shares
Steven W. Rigazio.. Three Years        995 shares  1,989 shares  2,486 shares
Cynthia K. Gilliam. Three Years        967 shares  1,933 shares  2,416 shares
David G. Barneby... Three Years        955 shares  1,910 shares  2,388 shares
Richard L. Hinckley Three Years        815 shares  1,629 shares  2,036 shares

     The Company's Long-Term Incentive Plan (the "LTIP") gives participants the opportunity to earn awards based on the Company's performance over a three-year performance period. The performance period for the 1996 LTIP awards (the "Awards") began January 1, 1996 and ends December 31, 1998. The Awards of LTIP incentive compensation units (the "Units") earned by the named executive officers will be determined at the end of the three-year performance period based on the ranking of the Company's total shareholder return (i.e., stock price appreciation plus reinvested dividends) in comparison to the Salomon Electric Utilities Index (the "Index"). Common stock of the Company at the rate of one share per Unit earned will be paid to LTIP participants at the end of the performance period. Participants would earn a percentage of the Award based on the percentile rank of the Company's total shareholder return in comparison to the Index, as follows:

                                             Percentage of
      Percentile Rank of Company             Award Earned
      --------------------------             ------------
       Less than 40th.......................      0%
                 40th.......................     50%
                 50th.......................     75%
                 60th.......................     90%
                 75th.......................    100%
                 90th.......................    125%

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
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the philosophy for compensating the Company's executives and ensuring that all aspects of the Executive Compensation Program are administered consistent with the philosophy. During 1996, the Committee met two times. This report describes the Committee's decisions during 1996 in determining the compensation earned by the Chief Executive Officer (the "CEO"), and all other officers as a group.

     The Omnibus Budget Reconciliation Act of 1993 contained provisions on the deductibility of executive compensation. All compensation paid to the CEO and other proxy-named executives for 1996 is fully deductible. It is the Committee's intention to maintain the complete deductibility in the future; however, we reserve the right to deviate from this policy when and if we determine it is in the best interests of the Company and its shareholders to do so.

     The Company has retained the services of Towers Perrin, a compensation consulting firm, to assist the Committee in connection with the performance of its various duties. Towers Perrin has been retained in this capacity since 1990. Towers Perrin provides advice to the Committee with respect to the reasonableness of compensation paid to the officers of the Company.

Overall Objectives

     The primary objective of the Executive Compensation Program is to motivate the officers to achieve the Company's goals of providing the Company's shareholders with a competitive return on their investment while at the same time providing its customers with high quality service at a competitive price. The compensation philosophy, therefore, bases a significant portion of each officer's total compensation on the achievement of these goals.

Compensation Philosophy

     The Executive Compensation Program is reviewed on an annual basis to ensure its alignment with the Company's compensation philosophy. To retain and attract an experienced results-oriented team, the Company's compensation philosophy is to provide a total compensation opportunity between the median and 75th percentile in comparison to both regulated and nonregulated businesses. Each year, the Committee reviews data from the Edison Electric Institute (the "EEI") Executive Compensation Survey of electric utilities and Towers Perrin's annual management compensation survey. In the following performance graph on page 14, the Company's total return to shareholders is compared to that of the electric utilities comprising the Salomon Electric Utilities Index and the S&P 500 Stock Index. The overwhelming majority of the companies in the Salomon Electric Utilities Index participate in the EEI survey database. The companies in the Towers Perrin survey parallel the type and mix of companies comprising the S&P 500 Stock Index.

     The Executive Compensation Program for the officers of the Company is comprised of base salary, annual performance-related awards and a long-term incentive plan. Annual base salary increases reflect the individual's performance and contribution over several years. Annual incentive awards vary directly with annual corporate performance for all officers. The long-term incentive plan approved by the Company's shareholders in 1993 provides officers with the opportunity to earn shares of common stock based
                                       12
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
on the Company's total return to shareholders compared to a peer group of electric utilities.

     The remainder of this report discusses the administration of the 1996 Executive Compensation Program with respect to the CEO and the other officers as a group.

1996 Base Salary

     The CEO received a salary increase of 5.1% in 1996. All other officers received increases of between 1.6% and 13.8%. For 1996, the CEO's salary and salaries for all other officers as a group were between the 50th and 75th percentile of salaries for comparable positions within the electric utility industry.

1996 Incentive Awards

     Awards under the Company's Short-Term Incentive Plan for 1996 were based on two corporate performance goals weighted as follows - corporate earnings, 60%; and customer satisfaction, 40%. Specific corporate performance goals were established at the beginning of the year. Achievement of the corporate performance goals were evaluated and taken into consideration in determining 1996 annual incentive awards for all officers.

     The 1996 incentive award earned by the CEO was 35% of salary. The incentive awards for all other officers were 25% of salary. These awards reflected the company surpassing both the targeted earnings goal and the targeted levels of customer satisfaction. Earnings were determined before the impact of a portion of the fourth quarter 1996 write-off resulting from the Public Service Commission of Nevada Order in the 1995 deferred energy case (See Note 8 of Notes to Financial Statements in the Company's 1996 Annual Report to shareholders).

     No awards were earned in 1996 under the Company's Long-Term Incentive Plan as total shareholder return performance relative to peer companies was below the standing required to provide long-term awards.

     Under the provisions of the Company's Long-Term Incentive Plan, the officers of the Company were granted a total number of 16,101 stock units for the 1996-1998 period. The CEO's grant of 7,011 stock units and the grant to all other officers as a group was based on the Company's philosophy of providing the opportunity to earn total compensation between the 50th and 75th percentile of regulated and nonregulated businesses. The actual number of stock units earned by the CEO and all officers as a group will be determined in 1999 based on the Company's total shareholders return as compared to a peer group of electric utilities for the period 1996-1998 or such other measure as the Committee deems appropriate.


                                          COMPENSATION COMMITTEE
                                          Arthur M. Smith
                                          John L. Goolsby
                                          Jerry E. Herbst
                                          Frank E. Scott
                                          Jelindo A. Tiberti

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the Company's common stock, the S&P 500 Stock Index, and the Salomon Electric Utilities Index.

            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                   NEVADA POWER COMPANY COMMON STOCK (NPC),
                      S&P 500 STOCK INDEX (S&P 500) AND
                 SALOMON ELECTRIC UTILITIES INDEX (SALOMON)

Measurement Period
(Fiscal Year Covered)              NPC       S&P 500        Salomon
---------------------              ---       -------        -------

Measurement Pt.     -12/31/91      $100      $100           $100
Fiscal Year Ended   -12/31/92      $132      $108           $107
Fiscal Year Ended   -12/31/93      $144      $118           $120
Fiscal Year Ended   -12/31/94      $131      $120           $105
Fiscal Year Ended   -12/31/95      $154      $165           $138
Fiscal Year Ended   -12/31/96      $154      $203           $141

     Assumes $100 invested on 12/31/91 in Nevada Power Company common stock, S&P 500 Stock Index and Salomon Electric Utilities Index with dividend reinvestment over the period.

RETIREMENT BENEFITS

     The Company's Qualified Retirement Plan (the "Retirement Plan") for salaried employees provides noncontributory benefits based upon both years of service and the employee's highest consecutive 5-year average annual compensation. Annual compensation includes salary and bonus amounts paid as shown in the Summary Compensation Table. The credited years of service under the Retirement Plan at December 31, 1996 for each of the individuals listed in the Summary Compensation Table are as follows: Charles A. Lenzie, 21 years; Steven W. Rigazio, 11 years; Cynthia K. Gilliam, 21 years; David G. Barneby, 29 years; and Richard L. Hinckley, 10 years. The Retirement Plan includes an early retirement option under which a covered employee may receive a reduced benefit upon early retirement between ages 55 and 62. Benefits payable upon retirement after age 62 are unreduced. Benefits payable under the Retirement Plan must be in compliance with applicable guidelines or maximums prescribed in the Employees Retirement Income Security Act of 1974 as currently stated or as adjusted from time to time.

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
     The following table sets forth, by example, maximum annual benefits upon retirement on or after age 62 from the Retirement Plan. The amounts shown below represent the application of the Retirement Plan formula to the highest consecutive 5-year average annual earnings and years of service shown.

                              Maximum Annual Benefit for Specific
Highest                     Years of Credited Service at Retirement
Consecutive 5-Year  ----------------------------------------------------------
Average Earnings    15 Years  20 Years  25 Years  30 Years  35 Years  40 Years
------------------  --------  --------  --------  --------  --------  --------
$150,000 .........   $38,500   $51,400   $64,200   $77,100   $89,900   $99,900
 200,000 .........    38,500    51,400    64,200    77,100    89,900    99,900
 250,000 .........    38,500    51,400    64,200    77,100    89,900    99,900
 300,000 .........    38,500    51,400    64,200    77,100    89,900    99,900
 350,000 and over.    38,500    51,400    64,200    77,100    89,900    99,900

     The Company has adopted a Supplemental Executive Retirement Plan (the "SERP") in addition to the Retirement Plan. Participation is limited to such officers as the Board of Directors may select. Presently, 26 active or retired designated officers, managers and beneficiaries including the five highest paid officers of the Company, participate in the SERP. Each selected participant who retires on or after age 62 with 25 years of service will receive a SERP retirement benefit equivalent to 60% of his/her highest consecutive 3-year average annual earnings reduced by the Retirement Plan benefit. Annual earnings include wages, salary, bonus earned and the value of all other compensation amounts as shown in the Summary Compensation Table. Reduced benefits apply to participants who retire with less than 25 years of service or before age 62. Participants with more than 25 years of service at retirement receive an additional benefit equal to 1.5% of their highest consecutive 3-year average annual earnings for each year of service beyond 25 years. The credited years of service under the SERP at December 31, 1996 for each of the individuals listed in the Summary Compensation Table are as follows: Charles A. Lenzie, 22 years; Steven W. Rigazio, 12 years; Cynthia K. Gilliam, 22 years; David G. Barneby, 30 years and Richard L. Hinckley, 11 years.

     The following table sets forth, by example, maximum annual benefits upon retirement on or after age 62 under the combined regular Retirement Plan and the SERP. The amounts shown below represent the application of the SERP formula to the highest consecutive 3-year average annual earnings and years of service shown. The amounts shown do not include Social Security benefits payable upon retirement.

                               Maximum Annual Benefit for Specific
Highest                      Years of Credited Service at Retirement
Consecutive 3-Year  ----------------------------------------------------------
Average Earnings    15 Years  20 Years  25 Years  30 Years  35 Years  40 Years
------------------  --------  --------  --------  --------  --------  --------
$150,000 .........  $ 67,500  $ 78,750  $ 90,000  $101,250  $112,500  $123,750
 200,000 .........    90,000   105,000   120,000   135,000   150,000   165,000
 250,000 .........   112,500   131,250   150,000   168,750   187,500   206,250
 300,000 .........   135,000   157,500   180,000   202,500   225,000   247,500
 350,000 .........   157,500   183,750   210,000   236,250   262,500   288,750
 400,000 .........   180,000   210,000   240,000   270,000   300,000   330,000
 450,000 .........   202,500   236,250   270,000   303,750   337,500   371,250
 500,000 .........   225,000   262,500   300,000   337,500   375,000   412,500

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

RETIREMENT PLAN FOR OUTSIDE DIRECTORS

     The Company has established a Retirement Plan for the Outside Directors (the "RPOD"). The RPOD provides a maximum annual life benefit equivalent to the annual fee being paid to the Outside Director at the date of retirement. With respect to an Outside Director first elected after May 11, 1990, receipt of the maximum annual life benefit under the RPOD is subject to (a) minimum service for 5 years as an Outside Director and (b) retirement on or before the first day of the month following such Outside Director's 72nd birthday. The annual benefit received by an Outside Director elected after May 11, 1990, who has met the minimum 5-year service requirement, will be reduced by $500 for each year such Outside Director retires after their 65th birthday but prior to their 72nd birthday.

SEVERANCE ALLOWANCE PLAN

     The Company has a Severance Allowance Plan (the "Severance Plan") for eligible employees under which any regular full-time or part-time employee of the Company will be eligible for severance benefits if terminated within three years after a change in control of the Company. The following are circumstances under which a change in control may occur: (a)the dissolution or liquidation of the Company; (b)a reorganization, merger, or consolidation with one or more corporations in which the Company is not the surviving corporation; (c)the sale, exchange, or transfer of Company stock resulting in any person or the person's affiliates owning more than 20 percent of the outstanding shares; (d)the election to the Company's Board of Directors of new members who were not originally nominated to the Board at the previous two annual meetings if, as a result of this election, new members constitute a majority of the Board, and (e)the sale of all or substantially all of the Company's assets. These are the only business conditions under which the severance plan becomes effective.

     The severance benefit is payable in full at the time of the employee's termination and equals the employee's monthly base salary, plus any bonus, in effect during the month immediately preceding termination, times the total number of months of severance benefits (the "severance benefit period") to which the employee is entitled based upon the employee's years of service. The severance benefit period for each employee shall be determined under the following schedule:

                                                         Severance
          Company Seniority Except Officers            Benefit Period
          ----------------------------------           --------------
               6 Months to 5 Years      ...............      6 Months
               6 Years to 10 Years      ...............      9 Months
               11 Years to 20 Years     ...............     12 Months
               21 Years and over        ...............     18 Months

     The severance benefit period for officers will be 24 months except for the Chief Executive Officer whose severance benefit period is 36 months. In addition, each eligible employee will receive continued medical and life insurance benefits during such severance benefit period. No amounts paid or payable under the Severance Plan shall reduce or offset any amounts payable under other plans maintained by the Company, including any amounts payable under the Company's Retirement Plan or 401(k) Plan; nor shall any amounts paid or payable under any such plans reduce or offset any amounts payable under the Severance Plan. No payments will be made under the Severance Plan, if combined with any other compensation from the Company, the payments constitute what is defined as "excess parachute payments" by the Internal Revenue Code. Excess parachute payments are defined as those amounts over three times an individual's annualized average total compensation at the Company for each of the five years preceding the change-in-control.

                         SHAREHOLDER RECOMMENDATION

     A shareholder, holding a total of 500 shares of the Company's Common Stock, has submitted a recommendation to the Board of Directors for consideration by the shareholders at the 1997 Annual Meeting. The name and address of the shareholder will be furnished promptly by the Company to any person, upon receipt of an oral or written request therefor. The shareholder's recommendation is as follows:

     "Should Nevada Power Company establish a retirement plan for outside Directors ("RPOD") after only five years of service?"

SHAREHOLDER'S STATEMENT OF SUPPORT

     "Outside directors should be a fully independent and impartial group. The non-employee board members should not be unduly enriched because of their limited service on the board and at the expense of the stockholders. The way a company is governed, the rules and regulations that relate to shareholders and management correspond closely to a company's long term performance.

     There has been an avalanche of major companies to terminate outside directors retirement programs in the last several years. The consulting firm that Nevada Power used in 1996 stated that there will be many more companies to terminate retirement programs on outside directors.

     Nevada Power hired the attorney firm Best, Best & Krieger of Riverside California to keep this resolution off the 1996 proxy and failed after repeated attempts with the Securities and Exchange Commission.

     Mr. Hinckley, Vice President Secretary and Chief Counsel for Nevada Power wrote to the Securities & Exchange Commission saying that this (SIC) not a proper subject for shareholders consideration.

     At last years annual stockholders meeting a similar resolution was approved by a significent (SIC) number of voting shares.

     I urge your support - vote NO on this resolution."

BOARD OF DIRECTORS' RECOMMENDATION

     The Board of Directors recommends a vote of "YES".

     In 1990, the Board adopted a retirement plan for outside members of the Board that provides for an annual pension in the amount of the annual board fee at the time of retirement of the board member. There is one retired board member receiving benefits under the plan. All presently sitting board members are eligible at this time for the pension benefit with the exception of Mr. O'Reilly and Mrs. Cashman, who joined the Board in 1995 and 1997 respectively. The five year period is a reasonable minimum service requirement considering the duties performed and qualifications for board members.

     The 1996 Edison Electric Institute Executive Compensation Survey reported that "the typical retirement plan provides that after five years of board service, an outside director receives a pension benefit equal to 100% of the annual retainer at the time of retirement."

     The survey shows that 59% of the companies studied provide director's retirement plans and that 69% provide a benefit of 100% of the annual retainer at retirement.

     The Board believes the present pension plan with the minimum service requirement of five years is reasonable and appropriate in the overall compensation package to board members. Nevada law and the Company's Articles of Incorporation empower the Board of Directors to set the compensation of the directors. The Board of Directors recommends a "YES" vote on the shareholder recommendation.

                 SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP, as the Company's independent public accountants for 1997 at the recommendation of the Audit Committee. Representatives of Deloitte & Touche LLP, will be present at the 1997 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                     SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal intended for consideration at the 1998 Annual Meeting must be received by the Company on or before November 13, 1997 to be included in the proxy materials for the
1998 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize Certified Mail-Return Receipt Requested.

                                ANNUAL REPORT

     For further information with respect to the Company, reference is made to the 1996 Annual Report of the Company, a copy of which has been mailed to all shareholders of the Company.

                                OTHER MATTERS

     The management knows of no matters to be presented at the meeting other than those mentioned above. However, if any other matters do properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting thereon.





                                   Richard L. Hinckley
                                   Richard L. Hinckley
                                      Secretary
Las Vegas, Nevada
March 13, l997

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
                         1996 ANNUAL MEETING MINUTES

     Copies of the minutes of the Company's 1996 Annual Meeting of Shareholders and/or the Company's 1996 Annual Report on Form 10-K, including the financial statements and the schedules thereto filed with the Securities and Exchange Commission for the Company's most recent fiscal year, will be furnished upon written request to shareholders without charge. A copy may be obtained by calling our toll free number, 1-800-344-9239, or by writing to Shareholder Services, Nevada Power Company, P.O. Box 98669, Las Vegas, Nevada 89193-866.

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


March 13, l997



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Nevada Power Company to be held at 2:00 P.M. on May 9, 1997, at the Stardust Resort & Casino, Conference Center, 3000 Las Vegas Boulevard South, Las Vegas, Nevada. Your Board of Directors looks forward to greeting personally those shareholders able to attend.

At the meeting, in addition to electing four directors to three-year terms and one director to a two-year term, you will be asked to consider and vote upon a shareholder recommendation to the Board of Directors concerning the Retirement Plan for Outside Directors.

Whether or not you plan to attend, it is important that your shares are represented at the meeting. Accordingly, you are requested to promptly vote, sign, date and mail the attached proxy in the envelope provided.

Thank you for your consideration and continued support.


Very truly yours,

                                            NP
C. Lenzie
Charles A. Lenzie                      NEVADA
Chairman of the Board, President       POWER COMPANY
and Chief Executive Officer
                                     PLEASE DETACH HERE
----------------------------------------------------------------------------

The signing shareholder(s) hereby appoints Charles A. Lenzie, Conrad L. Ryan and Arthur M. Smith, or any of them, with full power of substitution, the attorneys and proxies of the signing shareholder(s) to vote all shares of Common Stock of the Company which the signing shareholder(s) is entitled to vote at the Annual Meeting of Nevada Power Company to be held on May 9, 1997, at 2:00 PM and at any and all adjournments of such meeting.

MANAGEMENT RECOMMENDS A "FOR" VOTE FOR ITEM 1 AND A "YES" VOTE FOR ITEM 2.


(1) ELECTION OF DIRECTORS       FOR all nominees    Withhold Authority____
    to the terms listed below   listed below____    for all nominees listed
                                (except as marked   below
                                to the contrary)

(INSTRUCTION: To withhold authority to vote for any individual nominee listed below, strike a line through the nominee's name.)

Two Year Term:  Mary Kaye Cashman

Three Year Term:
     John L. Goolsby   Jerry E. Herbst  Frank E. Scott    Jelindo A. Tiberti

(2) SHAREHOLDER RECOMMENDATION: "Should Nevada Power Company establish a retirement plan for outside Directors ("RPOD") after only five years of service?"
                      Yes____  No____
                                        _____________________________________
                                                  (Signature)         (Date)

                                        _____________________________________
                                                  (Signature)         (Date)

                                       (Please sign EXACTLY as your name(s)
                                        appears on this ballot.  Joint owners
                                        must EACH sign.)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "YES" WITH RESPECT TO THE SHAREHOLDER RECOMMENDATION. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.